UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2025

Constellium SE
(Exact name of registrant as specified in its charter)

France (State or Other Jurisdiction of Incorporation)	001-35931 (Commission File Number)	98-0667516 (I.R.S. Employer Identification No.)

300 East Lombard Street
Suite 1710
Baltimore, MD 21202
United States
(Address of principal executive office (US))

(443) 420-7861
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	CSTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in [sic] Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On April 15, 2025, Constellium SE (the “Company”) published its 2025 Notice of Annual General Meeting and Proxy Statement (the “Proxy Statement”) in connection with the Company’s Annual General Meeting of shareholders, which will be held on May 15, 2025, in Paris, France. A copy of the Proxy Statement, the form of proxy (for shareholders on the U.S. Register), and the Notice of Internet Availability of Proxy Materials are furnished as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, hereto, and are incorporated herein by reference.

The information in this Item 8.01, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Proxy Statement
99.2	2025 Annual General Meeting of Shareholders Proxy Card (for shareholders on the U.S. Register)
99.3	Additional Proxy Soliciting Materials - Notice of Internet Availability of Proxy Materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSTELLIUM SE (Registrant)

April 15, 2025	By:	/s/ Jack Guo
	Name:	Jack Guo
	Title:	Chief Financial Officer